Exhibit 10.2

December 31, 2022

Farmalider, S.A.

Jose Luis Berenguer, CEO

Calle La Granja, 1-3 Floor

28108 Alcobendas, Madrid, Spain

INNOVAZONE LLC

Camilo Rey

Licensing & Business Development

140 I Sawgrass Corporate Parkway, Suite 118

Sunrise, Florida 33323

Re:	Exclusive Patent License Agreement Dated January 24, 2020 (the “U.S. License”) Between INNOVAZONE LLC (“Innovazone”) and Fannalider S.A. (“Farmalider”, and together with Innovazone, the “Licensors”) and Aspargo Laboratories, Inc. (“Aspargo”, and together with the Licensors, the “Parties”)

Dear Jose Luis and Camilo,

The purpose of this Letter Agreement (this “Letter Agreement”) is to provide Farmalider and Innovazone with certain additional rights and assurances related to the U.S. License.

1.	Milestone Payments due to the Licensors pursuant to Article 4.1 of the U.S. License.

a.	Aspargo agrees that the payment of $350,000 due upon successful completion of a bioequivalence study necessary for FDA approval shall be due and payable no later than June 30, 2025.

b.	Aspargo agrees that the payment of $1,500,000 due upon receipt of regulatory approval from the FDA under Section 4. l(d) of the U.S. License shall be due and payable no later than September 30, 2027.

2.	Entire Agreement; Governing Law. This Letter Agreement, and other documents delivered in connection herewith, represent the entire agreement between the Parties hereto with respect to the subject matter hereof. Except as set forth herein, the U.S. License remains in full force and effect. This Letter Agreement shall be governed in accordance with the governing law provisions set forth in the U.S. License.

3.	Counterparts. This Letter Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Letter Agreement may be executed by facsimile signature and delivered by electronic transmission.

IN WITNESS WHEREOF, the Parties have executed this Letter Agreement as of the date first written above by their respective officers thereunto duly authorized.

ASPARGO LABORATORIES, INC.

By:	/s/ Michael Demurjian
Name:	Michael Demurjian
Title:	Chief Executive Officer

Acknowledged and agreed as of the date first written above:

FARMALIDER, S.A.

By:	/s/ José Luis Berenguer
Name:	José Luis Berenguer
Title:	Chief Executive Officer

INNOVAZONE LLC

By:	/s/ Camilo Rey
Name:	Camilo Rey
Title:	Licensing & Business Development

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